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                                                                     Exhibit 4.1


                                    VOICENET, INC.

                                     Common Stock

                 INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

C-                               SEE REVERSE SIDE FOR           [Shares]
----------------                 CERTAIN DEFINITIONS            ---------

                                               CUSIP
                                                     ---------------------
                               This is to Certify that

                                   is the owner of


FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $0.01, OF
                                    VOICENET, INC.

a corporation incorporated under the laws of the State of Delaware. The shares evidenced by this certificate are transferable only on the stock transfer books of VOICENET, INC. by the holder hereof, in person or by attorney, upon surrender of this certificate properly endorsed.

IN WITNESS WHEREOF VOICENET, INC. has caused this certificate to be executed by the signatures of its duly authorized officers and has caused its facsimile seal to be hereunto affixed.

Dated:


                                                 Frank Carr
                                                 President




Countersigned and Registered:
American Stock Transfer & Trust Company

By         Transfer Agent
           and Registrar

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                                    VOICENET, INC.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common   UNIF GIFT MIN ACT....Custodian....
                                             (Cust)        (Minor)

TEN ENT - as tenants by the entireties under Uniform Gift to Minors

JT TEN  - as joint tenants with right      Act...................
          of survivorship and not as                (State)
          tenants in common

       Additional abbreviations may also be used though not in the above list.

    For value received, _______________ hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

__________________________________________________________________________

__________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE.

__________________________________________________________________________

_____________________________________________________________________

____________________________________________________________________ Shares

represented by the within Certificate, and so hereby irrevocably constitute and appoint _____________________________________________________________________
Attorney to transfer the said Shares on the books of the within named corporation with full power of substitution in the premises.

Dated: __________________________________________

     In the presence of _____________________________________________________
                            Signature

                            _________________________________________________
                            Signature

                            NOTE: THE ABOVE SIGNATURE SHOULD CORRESPOND EXACTLY
                                  WITH THE NAME ON THE FACE OF THIS CERTIFICATE AND MUST BE GUARANTEED BY AN ELIGIBLE
                            GUARANTOR INSTITUTION WITH MEMBERSHIP IN AN APPROVED
                                  SIGNATURE MEDALLION PROGRAM.